SERVICER'S CERTIFICATE
        CHEVY CHASE HOME LOAN TRUST 1996-1
        7.15 % ASSET BACKED CERTIFICATES, SERIES 1996-1

        Monthly Payment Date:       July 15, 1998
        Monthly Collection Period:  June, 1998

             Under the pooling and Servicing Agreement, dated as of May 1, 1996, between Chevy Chase Bank, F.S.B. as
        Transferor and Servicer and Norwest Bank Minnesota,
        National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Monthly Payment Date and Monthly Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

        A. Information Regarding the Current Monthly Distribution.

          1. Certificates

            (a) The Aggregate amount of the
                distribution to Certificateholders ....$     682,124.48

            (b) The amount of the distribution
                set forth in paragraph A.1.(a)
                above in respect of interest
                Collections............................$     682,124.48

            (c) The amount of the distribution
                set forth in paragraph A.1.(a)
                above in respect of Certificateholders'
                Interest Carryover Shortfall...........$           0.00

            (d) The amount of the distribution
                set forth in paragraph A.1.(a)
                above in respect of Principal
                Collections............................$           0.00

            (e) The amount of the reimbursement of
                previous Liquidation Loss Amounts
                included in A.1(d).....................$           0.00

            (f) The amount of the aggregate
                unreimbursed Liquidation Loss
                Amounts after giving effect to the
                distribution in A.1.(a) above .........$           0.00


            (g) The amount of the distribution set
                forth in paragraph A.1.(a) above
                per $1,000 interest ...................$      4.4431998

            (h) The amount of the distribution
                set forth in paragraph A.1(b) above,
                per $1,000 interest ...................$      4.4431998

            (i) The amount of the distribution set
                forth in paragraph A.1.(c) above,
                per $1,000 interest ...................$      0.0000000

            (j) The amount of the distribution set
                forth in paragraph A.1.(d) above,
                per $1,000 interest ...................$      0.0000000


        B. Information Regarding the Performance of the Trust.

          1. Pool Balance and Certificate Principal Balance.

            (a) The Pool Balance at the close of business
                on the last day of the Monthly
                Collection Period......................$ 113,859,590.14

            (b) The Certificate Principal Balance after
                giving effect to payments allocated to
                principal as set forth in Paragraph
                A.1(d) above...........................$ 114,482,430.73

            (c) The Invested Amount after giving effect
                to the payments set forth in paragraph
                A.1(a).................................$ 123,545,585.57

            (d) The Required Overcollateralization
                Amount after giving effect to the
                payment set forth in paragraph A.1(a)..$   9,063,154.83

            (e) The Overcollateralization Amount after
                effect of the payment set forth
                in paragraph A.1(a)....................$   9,063,154.83

            (f) The Overcollateralization Deposit/
                Distribution Amount for such Monthly
                Payment Date (included in A.1(d) during
                the Amortization Period, an Early
                Amortization Period and a Rapid
                Amortization Period)...................$      71,269.85

            (g) The number and aggregate principal
                balance of Loans which are delinquent
                by 30-59 days, 60-89 days and 90 or
                more days or at the end of the close
                of business on the last day of the
                preceding Monthly Collection Period:

                  Days Delinquent                            Amount
                     30-59                         329     3,915,411.14
                     60-89                         157     1,533,690.60
                     90 or more                    205     1,640,506.42
                     Total                         691     7,089,608.16

            (h) The aggregate Liquidation Loss Amount
                for all Loans that became Liquidated Loans
                in the Monthly Collection Period....   $     423,743.03

          2. Servicing Fee.

                The aggregate amount of the Servicing
                Fee paid to the Servicer with respect
                to the preceding Monthly Collection
                Period.................................$      99,573.61

          3. Payment Shortfalls.

            (a) The amount of the Certificateholders'
                Interest Carryover Shortfall after
                giving effect to the payments set forth
                in paragraph A.1(b) above..............$           0.00

            (b) The amount of the Certificateholders
                Interest Carryover Shortfalls set
                forth in paragraph B.3.(a) above per
                $1,000 interest........................$      0.0000000

          4. Transfer of Subsequent Loans.

            (a) Aggregate Principal Amount of Subsequent
                Loans to be acquired by the Trust on
                such Monthly Payment Date..............$           0.00

            (b) Aggregate amount on deposit in the
                Excess Funding Account on such Monthly
                Payment Date after giving effect to all
                deposits and withdrawals therefrom on
                such Monthly Payment Date..............$   9,685,995.43

            (c) Aggregate amount on deposit in the
                Excess Funding Interest Subaccount on
                such Monthly Payment Date after giving
                effect to all deposits and withdrawals
                therefrom on such Monthly Payment Date.$     907,791.55

            (d) Aggregate amount on deposit in the
                Excess Funding Principal Subaccount on
                such Monthly Payment Date after giving
                effect to all deposits and withdrawals
                therefrom on such Monthly Payment Date.$   8,778,203.88

          5. Draws on Policy.

            (a) Amount of the distribution set forth
                in paragraph A.1(a) in respect of a
                draw on the Policy.....................$           0.00

            (b) Amount of the distribution set forth
                in paragraph A.1(b) in respect of a
                draw on the Policy.....................$           0.00

            (c) Amount of the distribution set forth
                in paragraph A.1(c) in respect of a
                draw on the Policy.....................$           0.00

          6. Draws on Reserve Fund and Excess Funding Account.

            (a) Amount of the distribution set forth in
                paragraph A.1(a) in respect of Reserve
                Fund interest Transfer Amount..........$           0.00

            (b) Amount of the distribution set forth in
                paragraph A.1(a) in respect of Reserve
                Fund Principal Transfer Amount.........$           0.00

            (c) Amount of the distribution set forth in
                paragraph A.1(a) in respect of Excess
                Funding Interest Transfer Amount.......$           0.00


















                                    Chevy Chase Bank, F.S.B.
                                    Home Loan Trust 1996-1 Servicer


                                By: _____________________________

                                    Mark Holles
                                    Vice President